Leases - Summary of Future Operating Lease Payments Due (Detail) - Massachusetts - 60 First Street Lease [Member] - USD ($) $ in Thousands	Sep. 30, 2023	May 31, 2023
Lessee Operating Lease Liability Maturity [Line Items]
Remaining of 2023	$ 548
2024	(8,956)
2025	6,247
2026	7,341
2027	7,557
Thereafter	52,498
Total future minimum lease payments	65,235
Less: interest	(34,015)
Present value of operating lease liabilities	$ 31,220	$ 26,800